Attached is the monthly update for the Gateway Fund as of December 31, 2005.
If you have any questions regarding the Fund, please don’t hesitate to contact me.
Gateway Fund
Average Annual Total Returns
As of December 31, 2005

One Year	4.66%
Five Years	2.78%
Ten Years	6.77%
From January 1, 1988	9.02%
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.
Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus, or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
Data Source: Gateway Investment Advisers, L.P.
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Walter G. Sall
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339

To: From: Date: Subject:	Financial Professionals Walter G. Sall January 5, 2006 Gateway Fund 2005 Update — Steady Return From A Hedged Investment
•	Gateway Fund Posts Positive Returns In Each Quarter Of 2005, Ending The Year Up 4.66%

•	Equity Market Rally Fizzles In December, But The S&P 500 Index Still Ends 2005 In Positive Territory

•	2005 Bond Market Subdued By Fears Of Rising Inflation And Interest Rates

•	Gateway Fund Distributes An Income Dividend Of $0.445 Per Share

•	Visit Us On The Web At www.gatewayfund.com
2005 At A Glance
Excellent corporate profits, robust economic growth and significant improvement in corporate balance sheets failed to sustain the “bull” in the 2005 financial markets. Instead, investors focused on Iraq, budget deficits, devastating hurricanes, record-high energy prices and steadily-rising interest rates, keeping their money on the sidelines. This mixed bag of positive and negative stimulus, combined with the Gateway Fund’s consistently applied hedging strategy, led to the Fund’s total return of 4.66% for the year, only slightly below the 4.91% return for the unhedged S&P 500 Index and more than twice the 1.58% return of the Lehman Brothers U. S. Intermediate Government/Credit Bond Index. The Fund’s return reflects its low risk profile, its moderately enhanced dividend yield and the relatively low volatility level that prevailed in the stock market throughout the year.
•	Despite robust economic growth and excellent progress in corporate profits, investor concerns regarding steadily-rising interest rates caused market multiples, or price/earnings ratios, to decline. For the first time since 1933, consumers spent more than they earned. The erosion of consumer balance sheets coupled with steadily-rising interest rates had a dubious effect on investor enthusiasm. The S&P 500 Index delivered a total return of 4.91% for the year. The blue chip Dow Jones Industrial Average fared worse, earning only 1.72% for the year, while the more growth-oriented NASDAQ Composite Index increased by 2.13%.

•	Excitement among bond investors was similarly dampened by the steady advance in short-term interest rates and its potential effect on asset prices and, importantly, long-term rates. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index advanced by 1.58% in 2005. It was thus unable to deliver a total return that even matched the 2005 inflation rate before taxes, or the money market rate for the year.

•	At December 31, 2005, the Gateway Fund was 100% hedged with index call options at an average strike price between 1.5% in-the-money and 1.5% out-of-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 7.5% and 10% out-of-the-money. The CBOE Volatility Index (VIX) stood at 12.07 at year-end.
Fourth Quarter Of 2005
The Gateway Fund’s quarterly return of 0.41% was its 11th consecutive quarterly increase since March 2003. During the same extended period, both the S&P 500 Index and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index have fluctuated, having multiple down quarters.
•	The S&P 500 Index increased by 2.09% in the quarter, advancing sharply in November but then flat-lining in December.
•	Bonds, as represented by the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, earned a total return of 0.51% for the quarter, as investors continued to be wary of rising interest rates.
Month of December
Reasonably strong Christmas sales and declining oil prices were not sufficient to offset investor fears of rising interest rates. The S&P 500 Index delivered a total return of 0.03% for December, while the blue chip Dow Jones Industrial Average actually fell, losing 0.70% for the month.
•	Bonds rallied at year-end after a difficult October. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index delivered a total return of 0.63% for the month. The end of the year was characterized by a continued flattening of the yield curve and a small inversion in intermediate maturities (2-10 years).
•	The Gateway Fund declined slightly by 0.02%. A sharp S&P 500 Index decline during the last week of the year erased the modest option premiums earned in this low-volatility environment.
Market Perspectives
The year of 2005 saw a number of challenges in the capital markets. Traditional asset classes were particularly challenged with both the S&P 500 Index and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index delivering below-average returns. The lesson learned in 2005 was the value of a disciplined, hedged, long-term investing philosophy.
•	With equity multiples (p/e ratios) at depressed levels, one could argue that investors may benefit over the long term by buying stocks at favorable fundamentals. Likewise, as the Federal Reserve Board slows the pace of increasing short-term interest rates, the argument for a potential bond market rally arises.
•	While these assessments may be problematic, with equity market volatility at historic lows, the opportunity to invest in an index-option-based risk management strategy, such as the Gateway Fund, seems apparent. With its core underlying portfolio multiples at low levels and options relatively inexpensive, the entry price appears comparably attractive. A major advantage of the Fund over its unhedged counterparts is its downside hedging. Inexpensive markets may still decline, and interest rates may continue to rise, but with index put options in place, the downside exposure of the Gateway Fund from a significant market decline over a short period of time is mitigated.
Annual Meeting Of Shareholders
At a special meeting of shareholders held on December 15, 2005, shareholders approved the new investment advisory contract between the Fund and Gateway Investment Advisers, L.P., as well as the appointment of Ernst & Young LLP as auditors for the Fund in 2005. The Board of Trustees and the officers of Gateway Investment Advisers, L.P. join in thanking all shareholders who took the time to vote on these important issues of Fund governance.
2005 Distribution
The Gateway Fund declared and paid an ordinary income dividend of $0.445 per share on December 29, 2005, to shareholders of record as of December 28, 2005. There were no capital gains distributions.
•	The dividend is considered “qualified dividends” in its entirety subject to a federal tax rate of not more than 15%.
•	The higher dividend yield in 2005, as compared to 2004, reflects the increased emphasis on dividend-paying securities in the Fund’s equity portfolio for the entire year of 2005.

	Month of	Fourth Quarter	Year
Investment Results	December	2005	2005
Gateway Fund	-0.02%	0.41%	4.66%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.63%	0.51%	1.58%
S&P 500 Index	0.03%	2.09%	4.91%
Average Annual Total Returns
as of December 31, 2005

		Lehman Bros. U.S.
	Gateway	Int. Gvt/Credit	S&P 500
	Fund	Bond Index	Index
One Year	4.66%	1.58%	4.91%
Three Years	7.70%	2.97%	14.39%
Five Years	2.78%	5.49%	0.54%
Ten Years	6.77%	5.80%	9.07%
Since 1/1/88	9.02%	7.19%	11.94%
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Under certain circumstances the Gateway Fund may not own any put options, resulting in increased risk during a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.
The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.
The NASDAQ Composite Index represents all the stocks that trade on the Nasdaq stock market. It is a capitalization-weighted index, with each company weighting being proportionate to its market value.
The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1928.
Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.